CGS&H Draft of 5/1/96

                               3,000,000 SHARES(1)

                               DIMON INCORPORATED

                                  COMMON STOCK

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                             UNDERWRITING AGREEMENT

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WHEAT, FIRST SECURITIES, INC.
SALOMON BROTHERS INC
c/o Wheat, First Securities, Inc.
Riverfront Plaza
901 East Byrd Street
Richmond, Virginia 23219                                         June __, 1996

Dear Sirs:

         Certain stockholders of DIMON Incorporated, a Virginia corporation (the "Company"), named in Schedule I hereto (the "Selling Stockholders"), propose, subject to the terms and conditions stated herein, to sell to you (the "Underwriters") an aggregate of 3,000,000 shares of common stock, no par value, of the Company (the "Common Stock") and, at the election of the Underwriters, an aggregate of 450,000 additional shares of Common Stock. The aggregate of 3,000,000 shares to be sold by the Selling Stockholders are herein called the "Firm Securities," and the aggregate of 450,000 additional shares to be sold by the Selling Stockholders are herein called the "Optional Securities." The Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Securities."

 1.   Representations and Warranties.

     (a) The Company represents and warrants to, and agrees with, the Underwriters that:

___________

(1) Plus an option to purchase from the persons named in Schedule I hereto up to 450,000 additional shares to cover over-allotments.




               (i) A registration statement in respect of the Securities on Form S-1 (File No. 333-_____) under the Securities Act of 1933, as amended (the "Act"), and as a part thereof a preliminary prospectus, has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered to; such registration statement, as amended, has been declared effective by the Commission; no other document with respect to such registration statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus", the various parts of such registration statement, including all exhibits thereto, and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) of this Agreement and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective being hereinafter called the "Registration Statement, and the final prospectus, in the form first filed pursuant to Rule 424(b), being hereinafter called the "Prospectus");

               (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through you expressly for use therein or by the Selling Stockholders expressly for use in the preparation of the answers therein to Item 7 of Form S-1;

               (iii) The Registration Statement conforms, and the Prospectus and any amendments or supplements thereto will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through you expressly for use therein or by the Selling Stockholders expressly for use in the preparation of the answers therein to Item 7 of Form S-1;

               (iv) Neither the Company nor any of its direct and indirect subsidiaries (the "Subsidiaries") has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the outstanding capital stock, long-term debt, or short-term debt (other than in the ordinary course of business) of the Company or a material adverse effect on (i) the business, operations, properties, assets, liabilities, net worth, condition (financial or otherwise) or prospects of the Company and each of the Subsidiaries, or (ii) the ability of the Company to perform any of its obligations under this Agreement (a "Material Adverse Effect");

               (v) The Company and each of the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any of the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such Subsidiaries;

               (vi) The Company and each of the Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with power and authority (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Prospectus, and each have been duly qualified as a foreign corporation for the transaction of business and are in good standing under the laws of each other jurisdiction which requires such qualification in which they own or lease material properties, or conduct any material business, except where the failure to so qualify in the aggregate would not result in a Material Adverse Effect;

               (vii) The Company has an authorized capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description of the capital stock of the Company contained in the Prospectus; except as described in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase any securities of the Company; except as described in the Prospectus, there are no warrants, options or other rights to purchase any securities of the Company; neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company with respect to such filing, offering or sale, other than rights which have been waived or satisfied;

               (viii) Except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of each of the Subsidiaries are owned by the Company, either directly or through wholly-owned subsidiaries, free and clear of any perfected security interest and any other security interest, claim, lien or encumbrance;

               (ix) The performance of this Agreement by the Company and the consummation of the other transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which any of the property or assets of the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under the Act and under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and the clearance of such offering with the National Association of Securities Dealers, Inc. (the "NASD");

               (x) There are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject, other than as set forth or contemplated in the Prospectus, which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate, have a Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or by any other persons;

               (xi) Price Waterhouse LLP, and Ernst & Young LLP (who have certified certain financial statements of the Company and Dibrell Brothers, Incorporated ("Dibrell"), respectively), are and were, with respect to the Company and Dibrell, respectively, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

               (xii) All employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) established, maintained or contributed to by the Company comply in all material respects with the requirements of ERISA and no employee pension benefit plan (as defined in Section 3(2) of ERISA) has incurred or assumed an "accumulated funding deficiency" within the meaning of Section 302 of ERISA or has incurred or assumed any material liability (other than for the payment of premiums) to the Pension Benefit Guaranty Corporation;

               (xiii) The consolidated financial statements of the Company and Dibrell, and their respective consolidated subsidiaries, together with related notes, as set forth in the Registration Statement present fairly the financial position and the results of operations of the Company and Dibrell, respectively, and their respective consolidated subsidiaries, at the indicated dates and for the indicated periods; such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods presented except as noted in the notes thereon, and all adjustments necessary for a fair presentation of results for such periods have been made; and the selected financial information included in the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with the financial statements presented therein;

               (xiv) The Company and each Subsidiary have timely filed all necessary federal, state and foreign income, franchise and excise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best knowledge of the Company, might be asserted against the Company or any Subsidiary that might have a Material Adverse Effect, except for any such assessment, fine or penalty that is currently being contested in good faith and for which the Company retains adequate reserves;

               (xv) Neither the Company nor any of the Subsidiaries is in violation of any international, federal or state law, regulation, or treaty relating to the storage, handling, transportation, treatment or disposal of hazardous substances (as defined in 42 U.S.C. Section 9601) or hazardous materials (as defined by any international, federal or state law or regulation) or other waste products, which violation may result in a Material Adverse Effect, and the Company and each of the Subsidiaries have received all material permits, licenses or other approvals as may be required of them under applicable international, federal and state environmental laws and regulations to conduct their business as described in the Prospectus; and the Company and each of the Subsidiaries are in compliance in all material respects with the terms and conditions of any such permit, license or approval; neither the Company nor any of the Subsidiaries has received any notices or claims that it is a responsible party or a potentially responsible party in connection with any claim or notice asserted pursuant to 42 U.S.C. Section 9601 et seq. or any state superfund law; and, to the best knowledge of the Company, the disposal of all of the Company's and each Subsidiary's hazardous substances, hazardous materials and other waste products, if any, has been lawful;

               (xvi) No relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, that is required by the Act or the Exchange Act, or by the rules and regulations under either of such Acts to be described in the Registration Statement and the Prospectus or documents incorporated by reference therein that is not so described;

               (xvii) Neither the Company nor any of the Subsidiaries has taken and none of such entities will take, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

               (xviii) Each of the Company and the Subsidiaries owns or possesses, or can acquire on reasonable terms, adequate licenses, copyrights, trademarks, service marks and trade names (collectively, "intellectual property") necessary to carry on its business as presently operated by it, except where the failure to own or possess or have the ability to acquire any such intellectual property would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts which would render any intellectual property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein and which infringement or conflict could have a Material Adverse Effect;

               (xix) The Company holds and is operating in compliance, in all material respects, with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business as presently being conducted ("licenses") and all licenses are valid and in full force and effect, and the Company is in compliance, in all material respects, with all laws, regulations, orders and decrees applicable to it;

               (xx) The Company and the Subsidiaries maintain insurance of the types and in the amounts that are reasonable or required for the business operated by them, all of which insurance is in full force and effect;

               (xxi) This Agreement has been duly authorized, executed and delivered by the Company;

               (xxii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and

               (xxiii) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or a Subsidiary is a party constitute valid and binding agreements of the Company and are enforceable against the Company or a Subsidiary in accordance with the terms thereof, except as may be limited by bankruptcy, insolvency, fraudulent transfer or other similar laws affecting the rights and remedies of creditors generally and subject to general principles or equity.

          (b) Each of the Selling Stockholders represents and warrants to, and agrees with, the Underwriters and the Company that:

               (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by each of the Selling Stockholders of this Agreement, the Power of Attorney (the "Power of Attorney") and the Custody Agreement (the "Custody Agreement") hereinafter referred to, and for the sale and delivery of the Securities to be sold by each of the Selling Stockholders hereunder, have been obtained, except such as may be required under the Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; and each of the Selling Stockholders has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder;

               (ii) A Power of Attorney and Custody Agreement have been duly executed and delivered by each of the Selling Stockholders and constitute valid and binding agreements of each of the Selling Stockholders enforceable in accordance with their terms;

               (iii) The sale of the Securities to be sold by each of the Selling Stockholders hereunder and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation by each of the Selling Stockholders of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement, guarantee or other agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder is subject, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any Selling Stockholder or the property of any Selling Stockholder;

               (iv) Certificates in negotiable form representing all of the Securities to be sold by each of the Selling Stockholders hereunder have been placed in custody under the Custody Agreement duly executed and delivered by each of the Selling Stockholders to the custodian under such agreement (the "Custodian"); each of the Selling Stockholders has good and valid title to the Securities it has placed in custody, free and clear of all liens, encumbrances, equities or claims, and immediately prior to the Delivery Date (as hereinafter defined) each of the Selling Stockholders will have good and valid title to the Securities to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims and, upon delivery of such Securities and payment therefor pursuant hereto, good and valid title to all of such Securities, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriters;

               (v) No offering, sale or other disposition of any Securities (or any securities convertible into or exercisable for such Securities) will be made within [180] days after the date of the Prospectus, directly or indirectly, by any Selling Stockholder, otherwise than hereunder or without your written consent;

               (vi) None of the Selling Stockholders has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

               (vii) Each of the Selling Stockholders is familiar with the Registration Statement and the Prospectus and verifies that the information set forth therein respecting him is true and complete;

               (viii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982, as amended, with respect to the transactions herein contemplated, each of the Selling Stockholders agrees to deliver to you prior to or at the First Delivery Date (as hereinafter defined) a properly completed and executed United States Treasury Department form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

               (ix) Each of the Selling Stockholders has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you, appointing __________ as such Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder as provided in Section 2 hereof, to authorize the delivery of the Securities to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement;

               (x) Each of the Selling Stockholders specifically agrees that the Securities represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorney-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Stockholders agrees that its obligations hereunder shall not be terminated by operation of law, whether by death or incapacity, or by the occurrence of any other event. If such Selling Stockholder should die or become incapacitated, or if any other such event should occur, before the delivery of any of the Securities hereunder, certificates representing the Securities to be sold by such Selling Stockholder hereunder shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Attorney-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian, the Attorney-in-Fact or any of them shall have received notice of such death, incapacity or other event;

               (xi) None of the Selling Stockholders has reason to believe that any of the representations and warranties of the Company contained in Section 1(a) hereof are not true and correct in all material respects; and

               (xii) Such Selling Stockholder hereby repeats and confirms as if set forth in full herein each of the representations, warranties and agreements made by such Selling Stockholder in the Custody Agreement and Power of Attorney and agrees that such representations, warranties and agreements are made hereby for the benefit of, and may be relied upon by, (i) you, the Underwriters and Cleary, Gottlieb, Steen & Hamilton, counsel to the Underwriters, and (ii) the Company and Hunton & Williams, counsel to the Company and the Selling Stockholders.

 2.   Purchase and Sale.

         Subject to the terms and conditions herein set forth, (a) each of the Selling Stockholders, severally and not jointly, agrees to sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders at a purchase price per share of $______, the number of Firm Securities to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule II hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase the Optional Securities as provided below, each of the Selling Stockholders agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at the purchase price set forth in clause (a) of this
Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional securities) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule II hereto, and the denominator of which is the maximum number of the Optional Securities that all of the Underwriters are entitled to purchase.

         Each of the Selling Stockholders, as and to the extent indicated in
Schedule I hereto, hereby grants, severally and not jointly, to the Underwriters the right to purchase at the Underwriters' election up to 450,000 Optional Securities, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities shall be made in proportion to the maximum number of Optional Shares to be sold by each of the Selling Stockholders as set forth in Schedule I hereto. Any such election to purchase Optional Securities may be exercised no more than once by written notice from you to the Company and the Attorney-in-Fact, given within a period of 30 days after the date of this Agreement, setting forth the aggregate amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Delivery Date (as defined in Section 4 hereof) or, unless you and the Attorney-in-Fact otherwise agree in writing, earlier than three or later than five business days after the date of such notice.

 3.       Offering by the Underwriters.

         Upon the authorization by you of the release of the Firm Securities, the Underwriters propose to offer the Firm Securities for sale to the public upon the terms and conditions set forth in the Prospectus.

 4.       Delivery and Payment.

         Certificates in definitive form for the Securities to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Wheat, First Securities, Inc. ("Wheat, First") may request upon at least two business days' prior notice to any Selling Stockholder, as applicable, shall be delivered by or on behalf of such Selling Stockholder, as applicable, to Wheat, First, for the account of each Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor. Payment of the purchase price for the Securities shall be made to or upon the order of the Custodian by wire transfer of same day funds. The Company shall promptly following the Delivery Date reimburse Wheat, First. for its cost of delivering immediately available funds, such cost to be computed at a daily rate equal to Wheat, First's cost of overnight borrowings for each day from the Delivery Date to the immediately following business day. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 10:00 a.m., Richmond, Virginia time, on June __, 1996 or at such other time and date as Wheat, First and the Company may agree upon in writing, and, with respect to the Optional Securities, 10:00 a.m., Richmond, Virginia time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase such Optional Securities, or at such other time and date as Wheat, First and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Delivery Date," such time and date for delivery of the Optional Securities, if not the First Delivery Date, is herein called the "Second Delivery Date," and each such time and date for delivery is herein called a "Delivery Date." Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Delivery Date at the offices of Wheat, First Securities, Inc. at the address set forth above or such other location designated by the Underwriters to the Company and any Selling Stockholder.

 5.       Agreements of the Company.

         The Company agrees with the Underwriters:

         (a) To prepare the Prospectus in a form reasonably approved by you and to file such Prospectus (or a term sheet as permitted by Rule 434(b)) pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no amendment or supplement to the Registration Statement or Prospectus prior to any Delivery Date which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (b) Promptly from time to time to take such actions as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. The Company will cooperate with the Underwriters and the counsel for the Underwriters in connection with the filing required to be made by the Underwriters with the NASD in connection with the NASD's review of the offering of the Securities;

         (c) To furnish the Underwriters with copies of the Registration Statement and the Prospectus in such quantities as you may from time to time reasonably request during such period following the date hereof that a prospectus is required to be delivered in connection with offers or sales of Securities, and, if the delivery of a prospectus is required during this period and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus to comply with the Act, to notify you and upon your request to file such document and to prepare and furnish without charge to you and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

         (d) As soon as practicable after the effective date of the Registration Statement, to make generally available to its shareholders and to deliver to you, an earnings statement of the Company, conforming with the requirements of
Section 11(a) of the Act and Rule 158 under the Act, covering a period of at least 12 months beginning after the effective date of the Registration Statement;

         (e) For a period of 180 days from the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, or announce or file for the registration of the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock (other than the Securities or pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Delivery Date, or pursuant to options, warrants or rights outstanding on the date of this Agreement), without the prior written consent of Wheat, First Securities, Inc; and

         (f) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request.

 6.       Payment of Expenses.

         The Company hereby covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Selling Stockholder's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or reproducing any Agreement Among Underwriters, this Agreement, the Blue Sky Survey and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of Counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Survey; (iv) the filing fees incident to securing any required review by the NASD of the terms of the sale of the Securities; (v) the cost of preparing stock certificates; (vi) the costs or expenses of any transfer agent or registrar; and (vii) all expenses and fees of the Attorney-in-Fact and the Custodian; and (viii) all other costs, expenses and taxes incident to the sale and delivery of the Securities to be sold by such Selling Stockholder to the Underwriters hereunder.

 7.       Conditions to Obligations of Underwriters.

         The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Delivery Date, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and each of the Selling Stockholders herein are, at and as of such Delivery Date, true and correct, and the condition that the Company and each of the Selling Stockholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Hunton & Williams, counsel for the Company, shall have furnished to you their written opinion, dated such Delivery Date, in form and substance satisfactory to you, to the effect that:

                  (i) each of the Company, DIMON International, Inc., Florimex Worldwide, Inc., DIMON do Brasil Tabacos Ltda, DIMON Zimbabwe (PVY) LTD, DIMON GMBH, Florimex Worldwide B.V., Florimex U.S.A. and Baardse B.V. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties;

                  (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                  (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the Securities conform to the description thereof contained in the Prospectus;

                  (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                  (vi) the Registration Statement has become effective under the Act; any required filing of any Preliminary Prospectus and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and such counsel has no reason to believe that at the effective date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (vii) this Agreement has been duly authorized, executed and delivered by the Company;

                  (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                  (ix) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

                  (x) except as otherwise set forth as in the Prospectus, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement;

                  (xi) the company and each of the Subsidiaries have filed all federal, state and foreign income tax returns which have been required to be filed (or have received an extension with respect thereto), and have paid, or made adequate reserves for, all taxes indicated by said returns and all assessments received by them to the extent that such taxes have become due and are not being contested in good faith; and

                  (xii) all employee benefit plans established, maintained or contributed to by the Company or any of its subsidiaries comply in all material respects with the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") and no such plan has incurred or assumed an "accumulated funding deficiency" within the meaning Sec. 302 of ERISA or has incurred or assumed any material liability to the Pension Benefit Guarantee Corporation.

         In addition, such counsel shall state that they have participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent specified elsewhere in such opinion or with reference to such counsel), no facts have come to the attention of such counsel that lead such counsel to believe that, at the effective date, the Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel express no view with respect to the financial statements and related notes, the financial statement schedules or other financial, statistical and accounting information contained or incorporated by reference in the Registration Statement or Prospectus).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Virginia, the State of New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Delivery Date.

         (d) Hunton & Williams, counsel for the Selling Stockholders, shall have furnished to you their written opinion with respect to the Selling Stockholders they represent, dated such Delivery Date, in form and substance satisfactory to you, to the effect that:

                   (i) A Power of Attorney and Custody Agreement have been duly executed and delivered by each Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally and by general equity principles;

                   (ii) This Agreement has been duly executed and delivered by or on behalf of each Selling Stockholder, and the sale of the Securities to be sold by such Selling Stockholder hereunder and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel after due inquiry to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

                   (iii) To the best of such counsel's knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Securities to be sold by such Selling Stockholder hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Securities by the Underwriters; and

                   (iv) Upon delivery to the Underwriters, the Underwriters will receive good and valid title to the Securities, free and clear of all liens, encumbrances, equities or claims; provided that the Underwriters purchase such Securities in good faith and without notice of any adverse claim within the meaning of the Uniform Commercial Code as in effect in the state of North Carolina [?] [form agreement, though governed by New York law, referenced Georgia here, i.e. state where actual transfer events took place. should we just put in New York and let Hunton and Williams say otherwise?]. To the best of such counsel's knowledge, there are no such liens, encumbrances, equities or claims.

         In rendering the opinion in subparagraph (iv), such counsel may rely upon a certificate of each of the Selling Stockholders in respect of matters of fact, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

         (e) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Delivery Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                     (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Delivery Date with the same effect as if made on the Delivery Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Delivery Date;

                    (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                   (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         (f) Each of the Selling Stockholders shall have furnished or caused to be furnished to you at such Delivery Date certificates of each of the Selling Stockholders reasonably satisfactory to you as to the accuracy of the respective representations and warranties of the each of the Selling Stockholders herein at and as of such Delivery Date, as to the performance by each of the Selling Stockholders of all of their obligations hereunder to be performed at or prior to such Delivery Date, as to the matters set forth in subsection (d) of this Section and as to such other matters as you may reasonably request.

         (g) On the Delivery Date, Price Waterhouse LLP shall have furnished to the Underwriters a letter or letters, dated respectively as of the Delivery Date, in form and substance satisfactory to the Underwriters, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and that they have performed a review of the unaudited financial information for the fiscal quarter ended September 30, 1995 and the fiscal quarter ended December 31, 1995 [and the fiscal quarter ended March 31, 1996] in accordance with Statement of Auditing Standards No. 71 and stating in effect that:

                   (i) in their opinion the audited financial statements and financial statement schedules and any pro forma financial statements included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                  (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with the standards established by the American Institute of Certified Public Accountants of the unaudited interim financial information for the __-month period ended ____, 1996, and as at _____, 1996, as indicated in their report dated ____, 1996; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive, compensation and audit committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                           (1) the unaudited financial statements included in
                  the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to registration statements on Form S-1; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; or

                           (2) with respect to the period subsequent to the date
                  of the most recent financial statements (other than capsule information), audited or unaudited, included in the Registration Statement and the Prospectus, there were, at a specified date not more than five business days prior to the date of the letter, any material increases in the long-term debt of the Company and its subsidiaries, any material change in the number of issued shares of capital stock of the Company, any material decreases in the total assets or stockholders' equity of the Company or any material decreases in the excess of current assets over current liabilities of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements included in the Registration Statement and the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in revenues, operating income, net income before income taxes, total or per share amounts of net income or net interest income of the Company and its subsidiaries; except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Underwriters;

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the caption "Capitalization" in the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                  (iv) on the basis of a reading of any unaudited pro forma financial statements included in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company and relevant other entities who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

         References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

         (h) On the Delivery Date, Ernst & Young LLP shall have delivered to the Purchasers a letter or letters, dated as of the date of delivery, in form and substance satisfactory to the Purchasers, confirming that they were independent public accountants with respect to Dibrell within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that in their opinion, the audited financial statements of Dibrell for the years ended June 30, 1994 and June 30, 1993 and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations.

          (i) Subsequent to the Delivery Date or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 7 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and the Subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

         (j) Subsequent to the Delivery Date, there shall not have been any decrease in the ratings of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         (k) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading of any of the equity securities of the Company on the New York Stock Exchange; (ii) any United States federal or state statute, regulation, rule or order of any court, legislative body, agency or other governmental authority shall have been enacted, published, decreed or promulgated or any proceeding or investigation shall have been commenced which, in your reasonable judgment, materially and adversely affects the business or operations of the Company; (iii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (iv) a general moratorium on commercial banking activities in New York declared by either federal or New York authorities; (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if any such event specified in this clause (v) would have such a materially adverse effect, in your reasonable judgment, as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Delivery Date on the terms and in the manner contemplated in the Prospectus; or (vi) such a material adverse change in general economic, political, financial or international conditions affecting financial markets in the United States having a material adverse impact on trading prices of securities in general, as, in your reasonable judgment, makes it inadvisable to proceed with the payment for and delivery of the Securities;

         (l) The Company shall have furnished to you copies of agreements between the Company and the directors and officers of the Company, and certain other shareholders specified by you, in form and content satisfactory to you, pursuant to which such persons agree not to offer, sell, or contract to sell, or otherwise dispose of, any shares of Common Stock beneficially owned by them or any securities convertible into, or exchangeable for, Common Stock, on or before the 180th day after the date of this Agreement without your prior written consent

         (m) Prior to the Delivery Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

         If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Delivery Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

 8.       Indemnification and Contribution.

         (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing to defend or defending, or appearing as a third-party witness in connection with, any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters through you expressly for use therein.

         (b) Subject to subsection (f) of this Section, each of the Selling Stockholders will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing to defend or defending, or appearing as a third-party witness in connection with, any such action or claim; provided, however, that none of the Selling Stockholders shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters through you expressly for use therein.

         (c) Each Underwriter will indemnify and hold harmless the Company and any Selling Stockholder against any losses, claims, damages or liabilities to which the Company or any Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company and any Selling Stockholder for any legal or other expenses reasonably incurred by the Company and the Selling Stockholder in connection with investigating, preparing to defend or defending, or appearing as a third-party witness in connection with, any such action or claim. The Company and each of the Selling Stockholders acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in the Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that representation of such indemnified party and the indemnifying party may be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. It is understood that the indemnifying party shall, in connection with any such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys together with appropriate local counsel at any time for all indemnified parties unless such firm of attorneys shall have reasonably concluded that one or more indemnified parties has actual differing interests with other indemnified parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable for any settlement entered into without its written consent and will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). Notwithstanding the immediately preceding sentence and the first sentence of this paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

         (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and each of the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and each of the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting the total underwriting discount, but before deducting expenses) received by the Company and each of the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Selling Stockholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations under this subsection (e) are several in proportion to their respective underwriting obligations and not joint.

         (f) The liability of each of the Selling Stockholders under this
Section 8 shall be limited to an amount equal to the initial public offering price less the underwriting discount of the Securities sold by such Selling Stockholder to the Underwriters.

         (g) The obligations of the Company and each of the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and such Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or within the meaning of the Act.

 9.       Default of Underwriters.

         (a) If any Underwriter shall default in its obligation to purchase the Securities that it has agreed to purchase hereunder at a Delivery Date, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then each of the Selling Stockholders shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify each of the Selling Stockholders that you have so arranged for the purchase of such Securities, or any of the Selling Stockholders notifies you that he has so arranged for the purchase of such Securities, you or the Selling Stockholders shall have the right to postpone such Delivery Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and each of the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate number of all the Securities to be purchased at such Delivery Date, then the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder at such Delivery Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities that such Underwriter agreed to purchase hereunder at such Delivery Date) of the share of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and each of the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Securities that remains unpurchased exceeds one-eleventh of the aggregate number of all the Securities to be purchased at such Delivery Date then this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase and of each of the Selling Stockholders to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriters or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

 10.      Representations and Indemnities to Survive.

         The respective indemnities, agreements, representations, warranties and other statements of the Company, each of the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company or each of the Selling Stockholders, and shall survive delivery of and payment for the Securities.

 11.      Termination and Payment of Expenses.

         If this Agreement shall be terminated pursuant to Section 9 hereof or as a result of the occurrence of an event described in subsections 7(k)(iii),
(iv), (v) or (vi) hereof, neither the Company nor any of the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but if for any other reason any Securities are not delivered by or on behalf of any of the Selling Stockholders as provided herein, the Company and each of the Selling Stockholders will reimburse the Underwriters through you for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but neither the Company nor any Selling Stockholder shall then be under any further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

 12.      Notices.

         In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

         In all dealings with any Selling Stockholder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by the Attorney-in-Fact for such Selling Stockholder.

         All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by reliable courier, first class mail, telex or facsimile transmission to Wheat, First Securities, Inc., at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, Attention: William L. Tyson, with a copy separately delivered to Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York, 10006, Attention: William F. Gorin, Esq.; if to any Selling Stockholder shall be sufficient in all respects if delivered or sent by mail, telex or facsimile transmission to Hunton & Williams, One Riverfront Plaza, 951 East Byrd Street, Richmond, Virginia, 23219-4074, Attention: Thurston R. Moore, Esq.; or if to the Company shall be sufficient in all respects if delivered or sent by reliable courier, first class mail, telex, or facsimile transmission to 512 Bridge Street, Danville, Virginia, 24543, Attention: Claude B. Owen, Jr. and James A. Cooley, with a copy separately delivered to Hunton & Williams, One Riverfront Plaza, 951 East Byrd Street, Richmond, Virginia, 23219-4074, Attention: Thurston
R. Moore, Esq. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

 13.      Successors.

         This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, each of the Selling Stockholders and the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each of the Selling Stockholders and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

 14.      Time of the Essence.

         Time shall be of the essence in this Agreement.

 15.      Business Day.

         As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

 16.      Applicable Law.

         This Agreement shall be construed in accordance with the laws of the State of New York.

 17.      Captions.

         The captions included in this Agreement are included solely for convenience of reference and shall not be deemed to be a part of this Agreement.

 18.      Counterparts.

         This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders.

                                        Very truly yours,

                                        DIMON INCORPORATED

                                        By: _______________________
                                             Name:
                                             Title:

                                        SELLING SHAREHOLDERS

                                        By: _______________________
                                             [__________________]
                                         As Attorney-in-Fact acting on behalf of
                                         each of the Selling Stockholders named
                                         in Schedule I to this Agreement

Accepted as of the date hereof
at Richmond, Virginia:

WHEAT, FIRST SECURITIES, INC.

By: ______________________
      Name:
      Title:

SALOMON BROTHERS INC

By: ______________________
      Name:
      Title:

                                   SCHEDULE I

                                                                        Number of Optional
                                                                        Securities to be Sold if
                                               Total Number of Firm     Maximum Option
                                               Securities to be Sold    Exercised

The Selling Stockholders:

           ..................................
           ..................................
           ..................................



           ..................................

           ..................................
           ..................................
           ..................................
           ..................................
                                                                            ________________

               TOTAL


                                   SCHEDULE II


                                                                           Optional Securities to
                                                                           be Purchased if
                                                     Firm Securities       Maximum Option
                                                     to be Purchased       Exercised
Wheat, First Securities, Inc......................
Salomon Brothers Inc .............................



                 TOTAL